UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------
                                    FORM 8-K
                                 ---------------

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: December 13, 2002


                                 SHARECOM, INC.
                                 --------------
             (Exact name of registrant as specified in its charter)


                                     Nevada
         (State or other jurisdiction of incorporation or organization)




            0-25523                            66-0857752
            -------                            ----------
    (Commission File Number)      (IRS Employer Identification Number)



                       c/o Patrick D. Matthews, President
          433 Kitty Hawk Drive, Suite 226, Universal City, Texas 78148
          ------------------------------------------------------------
                    (Address of principal executive offices)


                                 (210) 658-4675
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 1.           Changes in Control of Registrant

On November 29, 2002,pursuant to a Stock Acquisition Agreement between the Company and Patrick D. Matthews, Connie L. Matthews and Amanda M. Sinclair, the Company delivered 2,696,256 shares of its $0.001 par value common stock to Patrick D. Matthews, Connie L. Matthews and Amanda M. Sinclair, the three shareholders of Primary Business Systems L.L.C., a Texas Limited Liability Company ("Primary") in exchange for all of the issued and outstanding shares of Primary. The 2,696,256 shares were allocated as follows: Patrick D. Matthews 2,453,593; Connie L. Matthews 134,813; and Amanda M. Sinclair 107,850. A copy of the Stock Acquisition Agreement is filed as Exhibit 1 to this Form 8-K.

As a group, the three shareholders owned 90% of the issued and outstanding shares of the Company at the closing of the transaction. At the time of closing, Patrick D. Matthews owned 82% of the issued and outstanding shares of the Company, Connie L. Matthews owned 4.5% of the issued and outstanding shares of the Company, and Amanda M. Sinclair owned 3.6% of the issued and outstanding shares of the Company.

Immediately prior to the closing of the Stock Acquisition Agreement referred to above, Primary closed on a previous agreement with Pine Services Inc., the controlling shareholder of Sharecom, whereby Primary purchased the shares of Sharecom which were owned by Pine Services, Inc. A copy of this agreement, dated September 27, 2002 and the addendum thereto dated November 27, 2002, are attached hereto as exhibits 2 and 3.

 Following the closing of the Acquisition Agreement on November 29, 2002, Dan Davis, the sole Director of the Company, elected Patrick D. Matthews, Connie L. Matthews and Amanda M. Sinclair as members of the Company's Board of Directors. Following the acceptance of their election, Dan Davis resigned his position as an Officer and Director of the Company. The Company's Board of Directors now consists of Patrick D. Matthews, Connie L. Matthews and Amanda M. Sinclair.

ITEM 2.           Acquisition or Disposition of Assets

On November 29, 2002,pursuant to a Stock Acquisition Agreement between the Company and Patrick D. Matthews, Connie L. Matthews and Amanda M. Sinclair, the Company delivered 2,696,256 shares of its $0.001 par value common stock to Patrick D. Matthews, Connie L. Matthews and Amanda M. Sinclair, the three shareholders of Primary Business Systems L.L.C., a Texas Limited Liability Company ("Primary") in exchange for all of the issued and outstanding shares of Primary. The Company intends to operate Primary as a wholly owned subsidiary of the Company.

Primary is a licensed professional employer organization that provides a comprehensive Personnel Management System to small and medium sized businesses in selected markets, which system encompasses a broad range of services, including benefits and payroll administration, health and worker's compensation insurance programs, personnel records management, employer liability management and training, and development services.

 Prior to the acquisition of Primary by the Company, there was no material relationship between Patrick D. Matthews, Connie L. Matthews, or Amanda M. Sinclair and the Company

ITEM 7.           Financial Statements and Exhibits

Financial Statement required to be filed as a part of this report will be filed by amendment as allowed by Paragraph (a)(4) of Item 7.

The following exhibit(s) are included as part of this report:

EXHIBIT           PAGE
NO.               NO.               DESCRIPTION


                                        2




1                 4                 Stock Acquisition Agreement dated November 29, 2002, betweenPatrick D.
                                    Matthews; Connie L. Matthews; and Amanda M. Sinclair; the shareholders of
                                    Primary Business Systems L.L.C., a Texas Limited Liability Corporation
                                    ("Shareholders"); and the Company.

2                 8                 Addendum to Stock Purchase Agreement dated September 27, 2002.

3                 10                Stock Purchase Agreement dated September 27, 2002.


Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Sharecom, Inc.


Signature                                                     Date



By: /s/ Patrick D. Matthews                                   December 13, 2002
   ------------------------------------------
Name: Patrick D. Matthews
Title:   President & CEO

                                    EXHIBIT 1

                           STOCK ACQUISITION AGREEMENT


                                     BETWEEN


                  Patrick D. Matthews; Connie L. Matthews; and
              Amanda M. Sinclair; being all of the shareholders of
                 Primary Business Systems L.L.C. ("Primary"), a
                       Texas Limited Liability Corporation


                                       AND

                      SHARECOM, INC., A NEVADA CORPORATION

                           STOCK ACQUISITION AGREEMENT

 THIS ACQUISITION AGREEMENT (hereinafter "Agreement") dated November 29, 2002, by, between and among Patrick D. Matthews; Connie L. Matthews; and Amanda M. Sinclair; being all of the shareholders of Primary Business Systems L.L.C., a Texas Limited Liability Corporation ("Shareholders"); and Sharecom, Inc., a Nevada Corporation ("Sharecom").

 WHEREAS, Primary Business Systems, L.L.C. is in the business of doing payrolls for other companies; and

         WHEREAS, Sharecom is a fully reporting and publically traded company ("SCMI") which desires to acquire an operating business entity; and

         WHEREAS, Sharecom desires to acquire through the issue of its common stock one hundred percent (100%) of the issued and outstanding shares of Primary Business Systems, L.L.C., a Texas Limited Liability Corporation ("Primary") which is an operating business;

         NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations, and warranties herein contained, the parties hereby agree as follows:

            I. Purchase and Sale. Shareholders hereby agrees to sell,
                               ------------------
         transfer, assign, and convey to Sharecom, and Sharecom hereby agrees to purchase and acquire from Shareholders, one hundred percent (100%) of the issued and outstanding shares of Primary, (hereinafter referred to as the "Primary Shares"). Sharecom hereby agrees to sell, transfer, assign, and convey to Shareholders, and Shareholders hereby agrees to purchase and acquire from Sharecom, sufficient Sharecom common shares to give Shareholders ninety percent (90%) of the issued and outstanding common shares of Sharecom (hereinafter referred to as the "Sharecom Shares").


II Purchase Price of the Primary and Sharecom Shares. The aggregate purchase price to be paid to Sharecom by Shareholders for the delivery to Shareholders of sufficient Sharecom common shares to give Shareholders ninety percent (90%) of the issued and outstanding common shares of Sharecom shall be one hundred percent (100%) of the issued and outstanding shares of Primary.

                III Warranties and Representations of Primary and
                 ----------------------------------------------
         Shareholders.  In order to induce Sharecom to enter
         ------------
         into the Agreement and to complete the transaction contemplated hereby, Primary and Shareholders individually and jointly warrant and represent to Sharecom that:

                  A Organization and Standing. Primary Business
                           --------------------------
                  Systems, L.L.C. is a corporation duly
                  organized, validly existing, and in good standing under the laws of the State of Texas, is qualified to do business as a foreign corporation in every other state or jurisdiction in which it operates to the extent required by the laws of such states and jurisdictions, and has full power and authority to carry on its business as now conducted and to own and operate its assets, properties, and business No changes to Primary's Certificate of Incorporation, amendments thereto and By-laws of Primary will be made before the Closing.

 B Shareholder Approval. Primary shall have received any and all necessary and required approval of its shareholders for the transaction set forth herein as required by statute or regulation by any state or other jurisdiction that has authority over the affairs of Primary. All votes of shareholders are hereby certified to be in compliance with those statutes and requirements, including any requirement regarding the number of votes and the percentage of approval required in such a shareholder vote.

                 C Taxes. Primary has filed all federal, state,
                                     ------
                  and local income or other tax returns and reports that it is required to file with all governmental agencies, wherever situate, and has paid or accrued for payment all taxes as shown on such returns, such that a failure to file, pay, or accrue will not have a material adverse effect on Primary.

                 D Pending Actions. There are no material legal
                                ----------------
                  actions, lawsuits, proceedings or investigations, either administrative or judicial, pending or to the knowledge of Primary threatened, against or affecting Primary, except as disclosed in writing to Sharecom. Primary is not in violation of any law, material ordinance, or regulation of any kind whatever, including, but not limited to laws, rules and regulations governing the sale of its products, the Securities Act of 1933 (the '33 Act), the Securities Exchange Act of 1934, as amended (the "34 Act") the Rules and Regulations of the U.S. Securities and Exchange Commission ("SEC"), or the Securities Laws and Regulations of any state.

                  E Governmental Regulation. Primary holds the
                            ------------------------
                  licenses and registrations set forth on Exhibit
                  "A" hereto from the jurisdictions set forth therein, which licenses and registrations are all of the licenses and registrations necessary to permit the Corporation to conduct its current business. All of such licenses and registrations are in full force and effect, and there are no proceedings, hearings, or other actions pending that may affect the validity or continuation of any of them. No approval of any other trade or professional association or agency of government other than as set forth on Exhibit "A" is required for any of the transactions effected by this Agreement, and the completion of the transactions contemplated by the Agreement will not, in and of themselves, affect or jeopardize the validity or continuation of any of them.

 F  Ownership  of  Assets.   Shareholders  have  a  good
marketable title, without any liens or encumbrances of any nature whatever, to the Primary Shares to be transferred to Sharecom.

                 G Corporate Records. All of Primary's books and
                                -----------------
                  records, including, without limitation, its
                  books of account, corporate records, minute book, stock certificate books and other records of Primary are up-to-date, complete and reflect accurately and fairly the conduct of its business in all material respects since its date of incorporation.

                H No Misleading Statements or Omissions. Neither
                     --------------------------------------
                  the Agreement nor any financial statement,
                  exhibit, schedule or document attached hereto or presented to Sharecom in connection herewith, contains any materially misleading statement, or omits any fact or statement necessary to make the other statements or facts therein set forth not materially misleading.

                 I Validity of the Agreement. All corporate and
                            -------------------------
                  other proceedings required to be taken by Primary in order to enter into and to carry out the Agreement have been duly and properly taken. No corporate or other action on the part of Primary is required in connection with this Agreement, or the transaction contemplated herein. The Agreement has been duly executed by an officer of Primary, and constitutes the valid and binding obligation of Primary, except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium, or other laws relating to or affecting generally the enforcement of creditors rights. The execution and delivery of the Agreement, and the carrying out of its purposes, will not result in the breach of any of the terms or conditions of, or constitute a default under or violate Primary's Certificate of Incorporation or document of undertaking, oral or written, to which Primary is a party or is bound or may be affected, nor will such execution, delivery and carrying out violate any order, writ, injunction, decree, law, rule, or regulation of any court, regulatory agency or other governmental body; and the business now conducted by Primary can continue to be so conducted after completion of the transaction contemplated hereby.

                  J Enforceability of the Agreement. When duly
                        --------------------------------
                  executed and delivered, the Agreement and the
                  Exhibits hereto which are incorporated herein, and made a part hereof, are legal, valid, and enforceable by Sharecom and Primary according to their terms, except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws relating to or affecting generally the enforcement of creditors rights and that at the time of such execution and delivery, Sharecom will have acquired title in and to the Primary Shares free and clear of all claims, liens, and encumbrances.

                K Access to Books and Records. Sharecom has been
                           ---------------------------
                  granted full and free access to the books
            of Primary during the course of  this transaction prior to Closing.

                   L Primary's Financial Statements. Primary's
                         ------------------------------
                  Balance Sheet and Profit and Loss statement for the year, attached hereto as Exhibit "B", accurately describe Primary's financial position as of the dates thereof, in accordance with applicable legal and accounting requirements.

                M Duties Subsequent to Closing. Subsequent to the
                          -----------------------------
                  closing of this Agreement, Shareholders or Primary shall:

1. Complete and pay for all necessary audits to allow filing of financial statements required by Form 8-K within sixty (60) days of the date of the acquisition, to allow for the required amendment of Form 8-K within 60 days of its original filing to include required financial statements. The cost of acquiring said financial statements shall be the sole responsibility of Sharecom, Primary or Shareholders; and

 2. Within sixty days Primary shall provide audited financial statements complying with the requirements of GAAP (U.S.) for filing with the Sharecom Form 8-K.




           IV Warranties and Representations of Sharecom. In order to
                   -------------------------------------------
         induce Shareholders to enter into the
         Agreement and to complete the transaction contemplated hereby, Sharecom warrants and represents to Shareholders that:

                   A Organization and Standing. Sharecom is a
                           --------------------------
                  corporation duly organized, validly existing and in good standing under the laws of the state of Nevada, is qualified to do business as a foreign corporation in every other state in which it operates to the extent required by the laws of such states, and has full power and authority to carry on its business as now conducted and to own and operate its assets, properties, and business.

                B No Pending Actions. Except as may be disclosed
                               -------------------
                  in the Form 10-KSB filed by Sharecom on
                  April 12, 2002 or its Form 10-QSB filed on November 19, 2002, there are no legal actions, lawsuits, proceedings or investigations, either administrative or judicial, pending or threatened, against or affecting Sharecom, or against any of Sharecom's officers or directors and arising out of their operation of Sharecom, except as set forth in its audited financial statements as attached hereto. Sharecom has been in compliance with, and has not received notice of violation of any law, ordinance, or regulation of any kind whatever, including, but not limited to, the '33 Act, the '34 Act, the Rules and Regulations of the SEC or the Securities Laws and Regulations of any state.

                C Corporate Records. All of Sharecom's books and
                               ------------------
                  records, including without limitation, its
                  book of account, corporate records, minute book, stock certificate books and other records are up-to-date, complete, and reflect accurately and fairly the conduct of its business in all respects since its date of incorporation.

                D No Misleading Statements or Omissions. Neither
                     --------------------------------------
                  the Agreement nor any financial statement,
                  exhibit, schedule, or document attached hereto or presented to Shareholders in connection herewith contains any materially misleading statement, or omits any fact or statement necessary to make the other statements of facts therein set forth not materially misleading.

                E Validity of the Agreement. All corporate actio
                           --------------------------
                  and proceedings required to be taken by
                  Sharecom in order to enter into and to carry out the Agreement have been duly and properly taken. The Agreement has been duly executed by Sharecom, and constitutes a valid and binding obligation of Sharecom. The execution and delivery of the Agreement and the carrying out of its purposes will not result in the breach of any of the terms or conditions of, or constitute a default under or violate, Sharecom's Certificate of Incorporation or By-Laws, or any agreement, lease, mortgage, bond, indenture, license or other document or undertaking, oral or written, to which Sharecom is a party or is bound or may be affected, nor will such execution, delivery and carrying out violate any order, writ, injunction, decree, law, rule or regulation of any court regulatory agency or other governmental body.

                  F Enforceability of the Agreement. When duly
                         -------------------------------
                  executed and delivered, the Agreement and the
                  Exhibits hereto which are incorporated herein and made a part hereof are legal, valid, and enforceable by Shareholders according to their terms, and that at the time of such execution and delivery, Shareholders will have acquired good, marketable title in and to the Sharecom Shares acquired pursuant hereto, free and clear of all liens and encumbrances.

                  G Outstanding Shares of Sharecom. At closing,
                         -------------------------------
                  Sharecom shall have 299,584 issued and outstanding common shares, par value $0.001.

                 V Opinion of Counsel. Sharecom will provide to
                               -------------------
         Shareholders an opinion of counsel in a form similar to that set forth in Exhibit "C" relating to the current corporate status of Sharecom , its ability to legally enter this agreement and the absence of undisclosed claims.

             VI Term. All representations, warranties, covenants and
                                      -----
         agreements made herein and in the exhibits



         attached hereto shall survive the execution and delivery of the Agreement and payment pursuant thereto.

            VII The Common Shares. All of the Sharecom Common Shares
                               ------------------
         shall be validly issued, fully-paid and
         non-assessable shares of Sharecom Common Stock, with full voting rights, dividend rights, and the right to receive the proceeds of liquidation, if any, as set forth in Sharecom's Articles of
         Incorporation.

                      VIII Conditions Precedent to Closing.
                         -------------------------------

         The obligations of Shareholders under the Agreement shall be and are subject to fulfillment, prior to or at the Closing of each of the following conditions:

                  A. That Sharecom's and its management's representations and warranties contained herein shall be true and correct at the time of closing date as if such representations and warranties were made at such time;

                  B. That Sharecom and its management shall have performed or complied with all agreements, terms and conditions required by the Agreement to be performed or complied with by them prior to or at the time of Closing;

           IX The obligations of Sharecom under the Agreement shall be and are subject to fulfillment, prior to, at
         the Closing or subsequent to the Closing of each of the following conditions:

                  A. That Shareholders's representations and warranties contained herein shall be true and correct at the time of Closing as if such representations and warranties were made at such time; and

                  B. That Shareholders shall have performed or complied with all agreements, terms and conditions required by the Agreement to be performed or complied with by it prior to or at the time of Closing.

                  C. That Primarys's compliance with state statutory and regulatory requirements are legally sufficient to authorize and carry out the terms of this Agreement.

            X Termination. The Agreement may be terminated at any tim
                                  ------------
         before or; at Closing, by:

         A. The mutual agreement of the parties;

         B. Any party if:

                        1 Any provision of the Agreement
                           applicable to a party shall be materially untrue or
                           fail to be accomplished.
                     2 Any legal proceeding shall have been
                           instituted or shall be imminently threatening
                           to delay, restrain or prevent the consummation of the Agreement.

         Upon termination of the Agreement for any reason, in accordance with the terms and conditions set


                                                         5




         forth in this paragraph, each said party shall bear all costs and expenses as each party has incurred and no party shall be liable to the other.


           XI Exhibits. All Exhibits attached hereto are incorporated
                                    ---------
         herein by this reference as if they were set
         forth in their entirety.

           XII Miscellaneous Provisions. This Agreement is the entire
                            -------------------------
         agreement between the parties in respect of
         the subject matter hereof, and there are no other agreements, written or oral, nor may the Agreement be modified except in writing and executed by all of the parties hereto. The failure to insist upon strict compliance with any of the terms, covenants or conditions of the
         Agreement shall not be deemed a waiver or relinquishment of such right or power at any other time or times.

          XIII Closing. The closing of the transactions contemplated b
                                     -------
         the Agreement shall take place on or before
         5:00 P.M. on ___________, 2002.  The Closing shall occur at the offices of
         ______________________________________________or such other date and place as the parties hereto shall agree upon.  At the Closing, all of the documents and items referred to herein shall be exchanged.

            XIV Governing Law. The Agreement has been entered into in
                                 --------------
         and shall be governed by and construed in
         accordance with the laws of the State of Nevada.

            XV Enforcement of Agreement and Venue. The parties agree
                       -----------------------------------
         that any suit to enforce the provisions of
         this Agreement shall be brought in the District Court of Cook County,
         State of Illinois, and the parties consent to personal jurisdiction in said court and agree that venue for any suit to enforce the provisions of this Agreement shall be in Cook County, State of Illinois.

          XVII Counterparts. The Agreement may be executed in duplicat
                                  -------------
         facsimile counterparts, each of which
         shall be deemed an original and together shall constitute one and the same binding Agreement, with one counterpart being delivered to each party hereto.

         IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the date and year above first written.


                                 Sharecom, Inc.
                                                              Primary Business Systems, L.L.C.


By:   /s/ Dan Davis                                           By: /s/ Patrick D. Matthews
    ---------------------------------------------               ----------------------------------------
                            Dan Davis, its President
                                                              Patrick D. Matthews, its President





                             /s/ Patrick D. Matthews
                 ------------------------------------------ ---
                                       /s/



                           Patrick D. Matthews
                               Connie L. Matthews



                                        6








          /s/ Amanda M. Sinclair
         --------------------------------------
         Amanda M. Sinclair


                                        7




                                    EXHIBIT 2

         ADDENDUM TO STOCK PURCHASE AGREEMENT

         THIS ADDENDUM TO A STOCK PURCHASE AGREEMENT DATED September 27, 2002
         (the "Agreement") is made this 27th day of November, 2002, by and between Pine Services, Inc.,
                                        ----
         a Nevada Corporation ("Pine"), and, Primary Business Systems, Inc., a Texas Limited Liability
         Corporation (the "Company").

         WHEREAS, Pine and Company entered into the Agreement for the purpose of allowing the Company to obtain certain shares of common stock of Sharecom, Inc., a Nevada corporation from Pine; and

         WHEREAS, Under the terms of the Agreement, the Company is obligated to make certain payments to Pine as consideration for the sale of the Sharecom, Inc common stock; and

         WHEREAS, Pine and the Company have agreed that it is appropriate that the Company provide security to Pine to guarantee the payment of the consideration in the sum of $550,000 as set forth in Paragraph 4.1 of the Agreement in order to more fully carry out the original intent of the parties to the Agreement.

         NOW, THEREFORE, in consideration of the payment of the sum of $1.00, the receipt of which is hereby acknowledged, and the mutual promises, covenants and agreements of the parties to the Agreement, and in an attempt to more fully set forth the original intent of the parties regarding the payment of sums due to Pine pursuant to the Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Stock Purchase
         Agreement dated September 27, 2002 is amended as follows:

         Escrow of shares

         As security for the timely payment of the sums due to Pine pursuant to Paragraph 4.1 of the Agreement, Company has agreed to deposit into escrow with an escrow agent who is either a licensed attorney or corporate escrow agent, all Sharecom, Inc shares delivered to the Company and its principal shareholder, Rick Matthews as described in Paragraph 3 of the Agreement, with appropriate medallion guaranteed stock powers attached. Rick Matthews shall retain voting control of the shares so long as they remain in the escrow. Upon the failure of the Company to make timely payment of the amounts due pursuant to Paragraph
         4.1 of the Agreement, the escrow agent shall, upon demand of Pine certifying under oath that the monies due under the said Paragraph 4.1 have not been timely paid in full, deliver all shares of Sharecom, Inc.
         held in the escrow to Pine, which shares are to be sold at auction and the proceeds applied to the amounts owed to Pine under the terms of the Agreement

         The Company and Pine agree that until such time as the Company satisfies its obligation to Pine


                                                         8




         under Paragraph 4.1 of the Agreement, neither the Company nor Rick
         Matthews will take any action which would encumber, in any way, the title to the shares being held in escrow. Further, the Company and Rick
         Matthews agree that if, during the term of this agreement, any additional Sharecom, Inc. shares are issued to the Company, Rick
         Matthews, or any officer, director, employee, agent, or nominee of the Company or Sharecom, Inc., such portion of said newly issued shares, or or other shares as may be necessary to provide that the shares in escrow equal at least sixty percent (60%) of the issued and outstanding shares of Sharecom, Inc., shall be deposited into the escrow set up pursuant to this agreement, with appropriate medallion guaranteed stock posers attached. All shares so deposited into escrow shall be voted by the legal owner thereof during the term of this agreement, and so long as the payment due under Paragraph 4.1 of the Agreement is not in default. Shares deposited into escrow are to be held by the escrow agent as collateral for the performance of the obligations of the Company pursuant to Paragraph 4.1 of the Agreement.

         All shares deposited into the escrow during the term of the escrow shall become part of the shares which guarantee payment of the sums due under Paragraph 4.1 of the Agreement, and shall be forfeited to Pine for sale if the sums due are not paid as required by the said Paragraph
         4.1.

It is the intent of the parties that the shares delivered to Escrow Agent, are the property of the person(s) or entity listed on each such share certificate, and unless and until such time as the shares are forfeited to Pine due to non-payment of the sums due pursuant to Paragraph 4.1 of the Agreement, such shares shall be considered as legally and beneficially owned by such person(s) or entities, which person(s) or entities shall have the right to vote said shares on all matters which may come before the Sharecom, Inc. shareholders.

IN WITNESS WHEREOF, the parties have executed this Addendum to the Stock Purchase
Agreement dated September 27, 2002 between Pine Services, Inc. and Primary Business Systems,
Inc. on the date first above written.

Pine Services, Inc.

By: /s/
   -----
President


Primary Business Systems, Inc.

By: /s/ Ratrick D. Matthews                                    /s/ Rick Matthews
   -----------------------------------------                  -------------------------------------
President                                                     Rick Matthews







                                                         9





                                                     Exhibit 3

                                              STOCK PURCHASE AGREEMENT
This Stock Purchase Agreement dated this 27th day of September, 2002 is made and enter into by and among PRIMARY BUSINESS SYSTEMS, LLC, a Texas Limited Liability
Company, (the "Buyer") and PINE SERVICES, INC., a(n) ________________
Corporation (the "Seller") regarding SHARECOM, INC., a Nevada Corporation (the
"Corporation"). Throughout this Agreement, the Buyer and the Seller may be referred to collectively as "Parties" for convenience.
                                                    WITNESSETH:
 WHEREAS, the Seller owns Fifty-nine and Seven-Tenths percent (59.7%) of the authorized, issued and outstanding common shares of the Corporation consisting of 445,577,351 out of 746,360,722 outstanding Shares, and WHEREAS, the Financial
Statement of the Corporation, dated June 30, 2002 are true and correct in all materials respects, and WHEREAS, the Corporation is in good standing under the laws of the State of Nevada, and WHEREAS, Buyer wishes to purchase from the Seller and Seller desires to sell to the Buyer all of Seller's Shares in the Corporation, and WHEREAS, the parties are desirous of documenting their representations, warranties, covenants, agreements and conditions relating to the purchase and sale of the Shares into a written agreement. NOW, THEREFORE, in consideration of the foregoing, the mutual covenants, agreements, and warranties herein contained, the Parties agree as follows:

1. RECITALS:  The above and foregoing recitals are true and correct and are incorporated herein.
   ---------
2. DEFINITION:  The following terms shall have the following meanings for the purposes of this
   ----------
Agreement:
         2.1 "Agreement" shall mean this Stock Purchase Agreement, including all exhibits and schedules attached hereto, as may be amended from time to time.
         2.2 "Business Day" shall mean any day of the year other than a Saturday or Sunday or any other day on which banks located in the State of Texas generally are closed for business.

         2.3      "Closing" shall mean the consummation of the transactions contemplated in this
Agreement.

         2.4      "Closing Date" shall mean the date on which the Closing occurs or is to occur.

         2.5      "Closing Date Balance Sheet" shall have the meaning set forth in Section 2.3 of this


                                                         10




Agreement.

         2.6      "Code" shall mean the United States Internal Revenue Code of 1986, as amended.

         2.7 "Common Shares" or "Shares" shall mean shares of common stock, $0.001 par value per share, of the Corporation.

                  2.8 "Contract" shall mean any contract, lease, commitment, understanding, sales order, purchase order, agreement, indenture, mortgage, note, bond, instrument, plan, permit or license, whether written or verbal.

         2.9      "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         2.10     "Escrow" shall mean the escrow account governed by the escrow agreement.

           2.11   "Escrow Agent" shall mean Ed Wells.

         2.12 "Escrow Agreement" shall mean the escrow agreement between the Escrow Agent, the Buyer and the Seller, a copy of which is attached hereto as Exhibit.

         2.13 "Financial Statements" shall mean those financial statements attached to and part of the Corporation's Form 10QSB filed with the United
States Securities and Exchange Commission on September 13, 2002 and available through the SEC's EDGAR system. Each such financial statement is hereby made a part of this Agreement by this reference whether or not such statements are physically attached to this document.

         2.14     "GAAP" shall mean U.S. generally accepted accounting principles in effect at the time of this Agreement.

         2.15 "Governmental Authority" shall mean the government of the United
States or any foreign country or any state or political subdivision thereof and any entity, body or authority exercising executive, legislative , judicial, regulatory or administrative functions of or pertaining to government, including the pension benefit guaranty corporation and other quasi governmental entities established to perform such functions.

            2.16  "Holder" shall mean any common stockholder of the Corporation.

                  2.17 "Indemnified Person" shall mean the person or person entitled to indemnification pursuant to the terms of this Agreement.

                  2.18 "Indemnifying Person" shall mean the person or person obligated to provide indemnification under the terms of this Agreement.


                                                         11




           2.19 "Law" shall mean any law, statue, regulation, ordinance, rule, order, decree, judgment, consent decree, settlement agreement or governmental requirement enacted, promulgated, entered into, agree or imposed by any governmental authority.

         2.20 "Lien" shall mean any mortgage, lien (except for any lien for taxes not yet due and payable), charge, pledge, security interest, option, lease or sublease, claim, right of any third party or encumbrance.

         2.21 "Long Term Debt" shall mean the aggregate original principal amount (less any cash payments of principal previously made) of, and any and all accrued interest on, all indebtedness with respect to borrowed money and all other obligations to pay money with respect to extensions of credit, except indebtedness or obligations for which all installments are payable within six months from the date of the advancement of funds of extension of credit. The term "Long Term Dept" shall include any amount listed or to be listed as a current liability on the Corporation's Financial Statements, which reflect the current partition of final installments of obligations originally reflected as non- current liabilities.

         2.22 "Losses" shall mean any and all liabilities, losses, costs, claims, damages (including consequential damages), penalties and expenses
(including attorney's fees and expenses and costs of investigation and litigation).

         2.23 "Material Adverse Change" shall mean a change (or circumstances involving a prospective change) in the business, operations, assets, liabilities, results of operations, cash flows, condition (financial or otherwise) or prospects of the Corporation which is materially adverse to the Corporation.

         2.24 "Material Adverse Effect " shall mean an effect (or circumstances involving a prospective effect) on the business, operations, assets, liabilities, results of operations, cash flows, condition (financial or otherwise) or the prospect of the Corporation which is materially adverse.

         2.25 "Persons" shall mean any individual, corporation, proprietorship, firm, partnership, limited partnership, trust, association or other entity.


         2.26 "Projection" shall mean all financial projections and forward-looking statements concerning the Corporation, which have been furnished by the Corporation or the Seller of the Buyer or representatives.

         2.27 "Purchase Price" shall mean the aggregate amount set forth in this Agreement subject to the adjustment provided for in this Agreement.

         2.28              "Required Consents" shall mean the filings, approvals and other matters set forth in this Agreement.


                                                         12




         2.29     "Shares" shall mean the common shares of the Corporation being sold by the Seller to the Buyer.

         2.30 "Taxes" shall mean all taxes, charges, fees, duties, levies or other assessments, including income, gross receipts, net proceeds, ad valor, turnover, real and personal property taxes(tangible and intangible), sales, use, franchise, excise, value added, stamp, leasing, lease, user, transfer, fuel, excess profits, occupational, windfall profits, interest equalization, severance, employees' income withholding, unemployment and social security taxes and other withholding taxes, which are imposed by any governmental authority, and such terms shall include any interest, penalties or additions to tax attributable thereto.

         2.31 "Tax Return" shall mean any report, return or other information required to be supplied to a governmental authority in connection with taxes.

3.  SALE AND PURCHASE OF SHARES:  The Seller hereby agrees to sell to the Buyer and the
    ---------------------------
Buyer shall purchase and acquire from the Seller all of the authorized, issued and outstanding
Shares of the Corporation owned by the Seller consisting of 445,577,351 shares (59.7%) of the outstanding authorized shares of the Corporation (the "Shares")

4.  PURCHASE PRICE AND METHOD OF PAYMENT:  The Purchase Price for the Shares
    ------------------------------------
shall consist of the following:

                  4.1 Buyer's payment of Five Hundred Fifty Thousand Dollars
($550,000.00) payable in certified funds within 36 months of the closing date.

                  4.2 Seller shall indemnify, hold harmless and defend Buyer with respect to any and all claims relating to the Seller or its business arising before or after the Closing Date from any activity of Seller on or prior to the Closing Date.


5.  REPRESENTATIONS AND WARRANTIES OF SELLER, THE CORPORATION AND
    -------------------------------------------------------------
BUYER:  The Seller and the Corporation represents and warrants to the Buyer, as of the date of
-----
this Agreement and as of the Closing Date (as if such representations and warranties were remade on the Closing Date). As follows:

         5.1 The Corporation is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, with all requisite power and authority to own, lease and operate its businesses as it now being owned, operated and conducted. The Corporation has no direct or indirect Subsidiaries, either wholly or partially owned, and the Corporation does not hold any economic, voting or management interest in any Person or own any security issued by any Person. True, correct and complete copies of the Certificate of Incorporation, By-laws as amended, and minutes (or written consents in lieu of meetings) of the


                                                         13




Board of Directors (and all committees thereof) and stockholders of the Corporation have been delivered to the Buyer.

         5.2 Authorizations: The Seller has full power and authority to enter into this Agreement and to consummate the transaction contemplated hereby. The
Seller has duly and validly executed and delivered this Agreement and has duly and validly executed and delivered any related agreements required hereby. This
Agreement constitutes the legal, valid and binding obligations of the Seller and is enforceable against the Seller in accordance with the terms contained herein.

         5.3 Approvals: The execution, delivery and performance by the Seller of this Agreement does not and will not (i) violate or conflict with, results in a breach termination of, constitute a default (or a circumstance which, with or without notice or lapse of time or both, would constitute a default) or give any third party any additional right (including a termination right) under, permit cancellation of, or result in the creation of any lien upon any of the assets or properties of the Corporation, or the Seller is a party or by which the Corporation, a Subsidiary or any of their respective assets or properties are bound; (ii) permit the acceleration of the maturity of any of any debt or loan.

         5.4 Financial Statements: The financial statements make full and adequate disclose of, and provisions for, all obligations and liabilities of the Corporation and its Subsidiaries as of the date there of, except as otherwise disclosed herein, the Corporation has no liabilities, debts, claims or obligations, whether accrued, absolute, contingent or otherwise, whether due or to become due, other than trade payables and accrued expenses incurred in the normal course of business since the date of the Financial Statements.

         The Financial Statements fairly present in all material respects, the information shown therein. No material, adverse change has occurred or is anticipated between the date of the Financial Statements and the Closing Date.

         Except as may be reflected in the Financial Statements, the Corporation did not have any material liabilities or obligations known to the Seller, which are not reflected on said Balance Sheet, and the Seller does not have any knowledge of any basis for the assertion against the Corporation of any material liability, except for NONE
         5.5 Title to Assets and Properties: The Corporation has good and marketable title to and is the lawful owner of all of the tangible and intangible assets, properties and rights used in connection with its business and all of the tangible and intangible assets, properties and rights reflected in the Financial Statements and on the Closing date will have good and marketable title to and will be the Lawful owners of all of the tangible and intangible assets free and clear of any and all Liens unless otherwise set forth in this Agreement.



                                                         14




         5.6      Taxes:  The Corporation has paid and is current with all state, federal and local
                  -----
taxes relating to its business.

         6.0   Miscellaneous Matters:
               ---------------------

         6.1 Buyer shall indemnify, hold-harmless and defend Seller regarding any other claim or demand regarding the Seller or the activities of the Corporation.

         6.2      Buyer shall be entitled to retain the name Sharecom, Inc.

         6.3      This Agreement shall be governed and construed in accordance with Nevada Law.

         6.4      The Closing Date shall be on or before October 3, 2002.

         6.5 This Agreement shall be binding upon the parties hereto, their respective heirs, executors, representatives, successors and assigns.

         6.6      This Agreement shall terminate and be of no further force or effect upon the occurrence of any of the following events:

                  6.6.1    Bankruptcy, receivership or dissolution of the Seller, Buyer or the Corporation;

                  6.6.2. The mutual agreement of the Seller, Buyer and the Corporation; and

                  6.6.3 Any transfer pursuant to the terms of this Agreement because of which the Seller shall no longer own any Shares.

         6.7 All notices, offers and acceptances hereunder shall be in writing and shall be deemed to be communicated when delivered in person or deposited in the U.S. Mail, postage prepaid, by registered mailed addressed to the party concerned at the following address, or at such other place as a party may designate by notice given in written to the other parties hereto in accordance with the provision hereof.


         If to Seller:

         Pine Services, Inc.





                                                         15




         If to Buyer:

         Primary Business Systems, LLC
         Attn:  Rick Matthews, President
         433 Kitty Hawk Drive, Suite 226
         Universal City, Texas 78148

         6.8 Confidentiality. The parties agree to use their best efforts to keep confidential any and all information furnished to either of them by a party in the course of the negotiations and the business, technical and legal reviews, except such information as may be available to the public or to the other party from another source not under an obligation of confidentiality. In this regard, the parties agree to execute and be bound by such written confidentiality agreements as shall be reasonably requested by either party.

         6.9      Other Documents. The parties shall execute and deliver on a timely basis all such further and additional documents as shall be convenient, necessary or desirable to the implementation and consummations of this Agreement.

         6.10 Waiver. No waiver by a party of any provision of this Agreement shall be considered a waiver of any other provision or any subsequent breach of the same or any other provision, including the time for performance of any such provision. The exercise by a party of any remedy provided in this Agreement or at law shall not prevent the exercise by that party of any other remedy provided in this Agreement or at law.

         6.11 Exhibits. All exhibits attached to this Agreement shall be deemed part of this Agreement and incorporated herein, where applicable, as if fully set forth herein.

         6.12 Entire Agreement. This Agreement, including the attached exhibited agreements, if any, shall constitute the full and entire understanding of the Parties with respect to the subject matter hereof, and any prior agreement or understanding concerning the same is hereby terminated and cancelled in its entirety and is of no further force and effect, except that all representations and warranties exchanged between the parties herein shall survive the closing of this Agreement.

         6.13 Attorney's Fees for Actions Under this Agreement. If any suit, action or proceeding is commenced by either party to this Agreement against the other to obtain any relief by reason of any alleged breach of the representations, warranties, indemnities or covenants contained in this Agreement, or to enforce any of the provisions of this Agreement, or to determine either or both of the parties' rights, duties or obligations hereunder, the prevailing party shall be entitled to recover reasonable attorney's fees and all costs and expenses relating to such suits, actions or proceedings.

         6.14     Binding Effect.  This Agreement is binding upon and shall inure to the benefit of the parties hereto, their respective insurers, agents, administrators, employees, representatives,


                                                         16




partners, officers, directors, shareholders, affiliates, joint ventures, attorneys, assigns, heirs and successors in interest.

         6.15 Warranty of Signatories. Each of the persons signing this Agreement on behalf of an entity warrants and represents that he has the right, power, legal capacity and authority to execute this Agreement on behalf of such entity, without the concurrence or approval of any other person, any entity or any court, and to thereby bind such entity to this Agreement.

         6.16 Headings. The headings of the paragraph of this Agreement are inserted as a matter of convenience and for reference purpose only and in no respect define, limit or describe the scope of this Agreement or the intent of any paragraph hereof.

         6.17 Assignability. This Agreement cannot be assigned without approval from the non- requesting party, and which consent shall not be unreasonably withheld or delayed.

         6.18 Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signature on each such counterpart were on the same instrument. Each fully executed set of counterparts shall be deemed to be in original, and all of the signed counterparts together shall be deemed to be one and the same instrument.

         7.0      Restrictive Covenants:
                  ---------------------

         7.1 Post-Closing Confidentiality. The Seller acknowledges its intent to fully and effectively convey to the Buyer all proprietary rights, including the Intellectual Property Rights of the Corporation, t o be transferred to the Buyer pursuant hereto. Accordingly, the Seller shall at all times keep confidential and shall not disclose to others any proprietary rights, including the Intellectual Property Rights, and shall not use or permit to be used any proprietary rights or any Intellectual Property Rights for any purpose other than the performance of obligations to the Buyer.

         7.2 Non-division. Seller shall not take advantage of, or attempt to take advantage of, any actual or potential business or opportunities of Seller of which Seller becomes aware of as the result of its affiliation with the Corporation or its relationship with the Buyer and which relate specifically to the business or any part thereof.

         7.3 Non-Recruitment. Seller shall not hire away, or cause any other person to hire away, any employee of or consultant to the Buyer (including, without limitation persons employed or engaged by the Buyer before the date of this Agreement) or directly or indirectly entice or solicit or seek to include or influence any of such employees or consultants to leave their employment or engagement with the Buyer, without the prior written consent of the Buyer, which may be withheld in the sole discretion of Buyer.



                                                         17



         7.4      Remedies.         The covenants contained in this paragraph 7 impose a reasonable restraint on the Seller in light of the activities and business of the Buyer and future plans.

         7.5 Severability and Modification of Any Unenforceable Covenant. Each of the restrictive covenants will be read and interpreted with very reasonable inference given to its enforceability. However, if any term, provision or condition of the restrictive covenants is held by a court or arbitrator to be invalid, void or unenforceable, the remainder of the provisions thereof shall remain in full force and effect and shall in no way be affected, impaired or invalidated. If a court or arbitrator should determine any of the restrictive covenants are unenforceable because of overbreadth, then the court or arbitrator shall modify such covenant so as to make it enforceable to the fullest extent the court or arbitrator deems reasonable and enforceable under the prevailing circumstances.

IN WITNESS WHEREOF, the Parties have executed this Agreement on the date above written.



"SELLER"


/s/ Roxana Lao
By:Roxana Lao



"BUYER"


/s/ Patrick Matthews
--------------------------------------------------------------------------------
By: Patrick Matthews




                                       18